FIRST AMENDMENT TO CLASS A CERTIFICATE PURCHASE AGREEMENT


     THIS FIRST AMENDMENT TO CLASS A CERTIFICATE PURCHASE AGREEMENT (this "Amendment"), dated as of August 3, 1999, is entered into among by and among PRIME II RECEIVABLES CORPORATION (the "Transferor"), FDS NATIONAL BANK (the "Servicer"), MARKET STREET FUNDING CORPORATION (the "Class A Purchasers"), and PNC BANK, NATIONAL ASSOCIATION (the "Agent").

                            RECITALS

     WHEREAS, the Transferor, the Servicer, the Class A Purchaser and the Agent are parties to that certain Class A Certificate
Purchase Agreement, dated as of July 6, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement"); and

     WHEREAS, The parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          . Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Agreement shall have the same meanings herein as therein defined.

     .    Amendments to Agreement. (a) Clause (a) of the
definition of "Commercial Paper Rate" that appears in Section 1.1 of the Agreement is hereby amended by inserting, after the word
"outstanding" and before the words "such Structured Purchaser," the words "on behalf of."

     (b) The last sentence of Section 2.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

  "It is understood and agreed that (i) except as provided in the last sentence of Section 2.1(c), each Class A Purchaser which is a Structured Purchaser, subject to the terms and conditions of this Agreement, intends to fund its Noncommitted Purchaser Percentage or Commitment Percentage, as the case may be, of any and all Class A Investor Principal Balance offered by the Transferor pursuant to Section 6.15 of the Pooling and Servicing Agreement through the issuance of commercial paper, to the extent that it is permitted and able in the ordinary course of its business to issue commercial paper which is rated not lower than the respective ratings assigned by Moody's and Standard & Poor's on the date on which such Structured Purchaser became a Class A Purchaser (without increasing or otherwise modifying any letter of credit or other enhancement provided to such Structured Purchaser or any liquidity support provided to such Structured Purchaser by Affected Parties), and (ii) notwithstanding anything else herein to the contrary, under no circumstances shall the Transferor or the Servicer be entitled to request such Structured Purchaser to fund all or any portion of its Class A Investor Principal Balance in any manner other than through the issuance of commercial paper."

     (c) Section 9.1 of the Agreement is hereby amended by inserting after the last sentence in the first paragraph of
Section 9.1 the following sentence:

  "The Agent shall promptly notify each Rating Agency of any material amendment, modification, waiver and/or supplement to this Agreement pursuant to this Section 9.1".

     (d) Sections 6.2 and 9.12(b) of the Agreement are hereby amended by replacing the words "Structured Lender" in each place they appear in such Sections with the words "Structured
Purchaser."

     . Representations and Warranties. Each of the parties hereto hereby represents and warrants as follows:

    (a) Representations and Warranties. The representations and warranties contained in Section 4 of the Agreement are true and correct as of the date hereof.

    (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby no Termination Event, Series 1999-1 Pay Out Event, Servicer Default or Trust Payout Event exists or shall exist.

     . Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Related Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     . Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Agent in its sole discretion.

     . Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     . Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

     . Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                              PRIME II RECEIVABLES CORPORATION,
                              as Transferor


                              By:  /s/ Susan S. Storer
                                Name:  Susan S. Storer
                                Title:  President


                              FDS NATIONAL BANK,
                              as Servicer


                              By:  /s/ Susan R. Robinson
                                Name:  Susan R. Robinson
                                Title:  Treasurer

                              MARKET STREET FUNDING CORPORATION,
                              as Class A Purchaser


                              By:  /s/ Douglas K. Johnson
                                Name:  Douglas K. Johnson
                                Title:  President


                              PNC BANK, NATIONAL ASSOCIATION,
                              as Agent


                              By:  /s/ John T. Smathers
                                Name:  John T. Smathers
                                Title:  Vice President